                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement                 [ ] Confidential, For Use of the
                                                    Commission Only
                                                    (as permitted by
                                                    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               RMS TITANIC, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:
                                      -0-
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    (3) Filing Party:
                                   Registrant
--------------------------------------------------------------------------------
    (4) Date Filed:
                              December    , 1999
--------------------------------------------------------------------------------

                              [PRELIMINARY COPIES]

                                RMS TITANIC, INC.
                                17 BATTERY PLACE
                               NEW YORK, NY 10004

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                               February ___, 2000

                          ---------------------------

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of RMS Titanic, Inc., a Florida corporation (the "Company") will be held at __________________ ______________________, Clearwater, Florida on February ___, 2000 at 10:00 a.m.
E.D.S.T., to consider the following:

1. The removal of George H. Tulloch as a director.

2. The removal of Allan C. Carlin as a director.

3. The removal of Kurt Hothorn as a director.

4. The removal of Paul-Henri Nargeolet as a director.

5. The election of Arnie Geller as a director until the next Annual Meeting of Stockholders or until such earlier date as his successor is appointed.

6. The election of G. Michael Harris as a director until the next Annual Meeting of Stockholders or until such earlier date as his successor is appointed.

7. The election of Stephen Pennac as a director until the next Annual Meeting of Stockholders or until such earlier date as his successor is appointed.

Copies of this Notice of Special Meeting of Shareholders, the related Proxy Statement and Form of Proxy are being mailed on or about January ___, 2000. The Board of Directors has determined January ___, 2000 at the close of business as the record date for the determination of Shareholders entitled to receive notice of and to vote at the meeting. The transfer books will not be closed.

It is desirable that as large a proportion as possible of stockholders be represented in person or by proxy. Any consent previously executed in connection with the removal of Mr. Tulloch, Mr. Carlin, Mr. Hothorn and Mr. Nargeolet for which notice was provided to all stockholders has no relationship to this solicitation.

Article III, Section 4 of the Company's bylaws provides that any or all of the directors may be removed with or without cause by a vote of a majority of all shares outstanding and entitled to vote at a special meeting of shareholders called for that purpose. In no event shall a quorum consist of less than one-third (1/3) of the shareholders entitled to vote at the meeting.

                             BY ORDER OF THE BOARD
                                  OF DIRECTORS

                                  ARNIE GELLER
                               G. MICHAEL HARRIS
January ___, 2000

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SUBMIT A PROXY, YOU MAY STILL VOTE YOUR STOCK IN PERSON AT THE MEETING IF YOU SO DESIRE.

                              [PRELIMINARY COPIES]

                               RMS TITANIC, INC.
                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                               FEBRUARY ___, 2000

        Date first sent or given to security holders: January ___, 2000.

                   I. SOLICITATION AND REVOCATION OF PROXIES

        This Proxy Statement and accompanying form of proxy are provided in connection with the solicitation by the Board of Directors of RMS Titanic, Inc., a Florida corporation (the "Company"), of proxies to be used at the Special Meeting of Shareholders, to be held February ___, 2000, at 10:00 a.m. Eastern Daylight Savings Time, at ____________________________________,
Clearwater, Florida (the "Special Meeting"), and at any and all adjournments thereof, for the purpose set forth in the accompanying notice of said meeting, dated January ___, 2000.

        This proxy statement is furnished and solicited by Arnie Geller and G. Michael Harris in their capacity as Directors of the Company and the holders of not less than one-tenth of all the shares entitled to vote at a special meeting in accordance with Article II, Section 3 of the Company's Bylaws. Shareholders present, in person or by proxy, holding at least one-third of the shares of the Company entitled to vote shall constitute a quorum at all meetings of the shareholders. Article III, Section 4 of the Company's bylaws provides that any or all of the directors may be removed with or without cause by a vote of a majority of all the shares outstanding and entitled to vote at a special meeting of shareholders called for that purpose.

        As this solicitation is being made by the Board of Directors of the Company, any costs incurred in connection therewith will be borne by the Company. Brokerage houses and other nominees of record will be requested to forward all proxy solicitation material to the beneficial owners, and their expenses in such regard will also be paid by the Company. All proxies are being solicited by mail in the accompanying form, but further solicitation following the original mailing may be made by Board representatives or agents by telephone, telegraph, or personal contact with certain shareholders.

        Execution of the enclosed white proxy will not effect a shareholder's right to attend the meeting and vote in person. A shareholder giving a proxy may revoke it at any time before exercise, by either notifying the Company of its revocation, submitting a substitute proxy dated subsequent to the initial one or attending the Special Meeting and voting in person.

                 II. BACKGROUND/REASONS FOR THE SPECIAL MEETING

        The Company held an annual meeting of stockholders on August 9, 1999. At the August 9, 1999 meeting George H. Tulloch, Allan H. Carlin, Arnie Geller, G. Michael Harris, Kurt Hothorn and Paul-Henri Nargeolet were elected as Directors. Pursuant to a Voting Agreement dated August 22, 1997 (the "Voting Agreement") among Messrs. Carlin, Geller, Harris, Hothorn, and certain third parties, including Mr. Carlin's spouse and Mr. Hothorn's spouse, all of such individuals agreed that until August 31, 1999 to vote their shares of Common Stock of the Company in favor of the election of George Tulloch, Allan H. Carlin, Arnie Geller, G. Michael Harris and Kurt Hothorn as directors of the Company. Messrs. Harris and Geller believe that this Annual Meeting of Shareholders was scheduled to occur prior to the termination of the Voting Agreement specifically so that Messrs.

Carlin, Tulloch and Hothorn could continue as members of the Board of Directors, even though the other parties to the Voting Agreement did not desire these individuals to remain as directors of the Company.

        Messrs. Harris and Geller communicated with Mr. Carlin and Mr. Tulloch, the prior officers of the Company, advising these individuals that a new shareholders' meeting should be convened which complied with Rule 14a-13(a)(3) promulgated under the Securities Exchange Act of 1934, as amended, which requires that a registrant make certain inquiries of record holders at least 20 days prior to the record date of a meeting of security holders. Certain security holders of the Company communicated with Messrs. Carlin and Tulloch indicating that such security holders never received the proxy materials. Messrs. Carlin and Tulloch refused to convene a new shareholders' meeting in compliance with Rule 14a-13.

        Messrs. Geller and Harris also objected to certain actions taken by Messrs. Carlin and Tulloch, including but not limited to, the improper extension of the expiration date of options to acquire 500,000 shares of the Company's common stock at an exercise price of $1.25 issued to Mr. Carlin, legal fees paid to Mr. Carlin, and alleged 5 year oral employment agreements at base salaries of $300,000 per year to Messrs. Tulloch and Carlin. The allegations and statements set forth above have not been adjudicated on the merits and are presently merely allegations of unproved facts. The shareholders should not assume that events as asserted by Mr. Harris and Mr. Geller are in fact true or can otherwise be substantiated in an adjudication on the merits.

        As noted in a Schedule 13D filed by Mr. Geller and Mr. Harris and another individual on or about October 21, 1998, these individuals disclosed they were contemplating, or forming part of, a group that would acquire additional securities of the Company for the purpose of effecting a change of control of the Company through a change in the present Board of Directors and management. On November 26, 1999, a Schedule 13D was filed by Messrs. Harris, Geller and various other individuals and entities which disclosed the intent to remove George H. Tulloch, Allan H. Carlin, Kurt Hothorn and Paul-Henri Nargeolet as Directors of the Company. This removal was effectuated by the delivery to the Company on November 26, 1999 of written consents executed by persons entitled to vote a majority of the Company's outstanding shares. Immediately upon the removal of Messrs. Tulloch, Carlin, Hothorn and Nargeolet as Directors, Messrs. Tulloch and Carlin were removed as officers and Messrs. Harris and Geller became the officers and the remaining Directors of the Company.

        On November 26, 1999, Messrs. Harris and Geller obtained peaceful and lawful possession of the Company's offices located in New York City. At approximately 3:00 A.M., November 27, 1999, Mr. Carlin forcefully entered by drilling the locks to the Company's offices and removed approximately 20 cartons of the Company's documents and tapes and deleted most of the information contained on the Company's computer equipment, which has now been restored. As the result of such actions, Mr. Carlin was arrested and the District Attorney of the County of New York asked a judge of the Criminal Court of the City of New York to issue a temporary order of protection to require Mr. Carlin stay away from the Company's business offices and to not make any contact with third parties.

        On or about December 14, 1999, Messrs. Geller and Harris on behalf of the Company instituted an action against Messrs. Carlin, Tulloch, Hothorn and Nargeolet in the Supreme Court of the State of New York - County of New York, Case No. 99-605625. The purpose of this action was to validate the action by written consent of a majority of shareholders whereby defendants, Carlin, Tulloch, Hothorn and Nargeolet were removed as directors without cause, all pursuant to the provisions of the Florida Business Corporation Act, and to validate the appointment of Messrs. Geller and Harris as the officers of the Company. In addition, the Complaint seeks to cause Chase Manhattan Bank to recognize Messrs. Geller and Harris as signatories on the Company's bank accounts.

        On December 15, 1999, the Supreme Court of New York issued an Order to Show Cause Granting Plaintiffs' Preliminary Injunction which enjoins and restrains the Defendants from interfering with the business of the Company, acting as a director or officer of the Company or holding themselves out to the public as an officer or director of the Company. On December 22, 1999, a hearing was held by the New York court in which no decision was rendered. At that hearing the defendants argued the proper venue for the adjudication of this dispute was in the United States District Court - District of Connecticut because a lawsuit was filed in that court first as described in the following paragraph. No evidentiary matters were presented or testimony taken at this hearing.

        On or about December 13, 1999, Messrs. Tulloch, Carlin, Hothorn and Nargeolet on behalf of themselves and the Company, instituted an action in the United States District Court - District of Connecticut, Case No. 399CV2401 against all of the individuals who executed the Schedule 13D filed on or about November 26, 1999, the purpose of which was to remove Messrs. Tulloch, Carlin, Hothorn and Nargeolet as Directors and officers of the Company. This Complaint alleges fraud and violation of Sections 13 and 14 of the Securities Exchange Act of 1934, as amended, breach of fiduciary duty, common law fraud, misrepresentation, breach of a prior District Court of Connecticut stipulated judgment and agreement, violation of Florida corporation laws including the control share acquisition statute, unlawful entry and detainer, violation of the Racketeering Influence and Corrupt Organizational Act and violation of the Connecticut Unfair Trade Practice Act. The judge in this proceeding has granted the plaintiff's request for expedited discovery and depositions. A hearing is scheduled on January 7, 2000 regarding the plaintiff's request for an injunction to invalidate the prior stockholder consent actions, which removed Messrs. Tulloch, Carlin, Hothorn and Nargeolet as directors. The defendants intend to challenge venue and jurisdiction and strongly disagree with the allegations set forth in this complaint.

        These litigation matters are in their early stages of discovery. It is anticipated that all parties will aggressively defend each of these actions. Messrs. Harris and Geller do not anticipate an adjudication on the merits of these cases prior to the scheduled special meeting of stockholders on February ____, 2000.

        The staff of the Securities and Exchange Commission has made inquiries regarding the Schedule 13D filed on November 26, 1999. Copies of court pleadings have been provided to the staff of the SEC. The Company anticipates that the SEC's Division of Enforcement may commence an inquiry and investigation regarding the activities and allegations set forth in these various cases. Messrs. Harris and Geller intend to voluntarily cooperate with any inquiries of the SEC staff.

        Messrs. Harris and Geller believe that it is in the Company's best interest to convene this Special Meeting of Stockholders. This Special Meeting of Stockholders should eliminate any alleged improprieties of the August 9, 1999 annual meeting of stockholders and any alleged deficiencies in the action taken by written consent of majority stockholders removing Messrs. Tulloch, Carlin, Hothorn and Nargeolet as Directors on November 26, 1999. Also by convening this Special Meeting Mr. Harris and Mr. Geller desire to reduce the amount of legal fees the Company will incur in connection with these disputes.

              III. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        Only shareholders of record as of January ___, 2000 will be entitled to vote at the Special Meeting. At the close of business on such record date, there were issued and outstanding approximately 16,193,119 shares of the Company's Common Stock, par value $.0001 per share, ("Common Stock"), each of which was entitled to one vote. There are no other classes of voting stock issued and outstanding.

        The following table enumerates, as of January ___, 2000, the name, address, and ownership, both by numerical holding and percentage of interest, of, each beneficial owner or more than five percent (5%) of the Company's outstanding Common Stock, the directors of the Company, individually, and its directors and executive officers as a group. The information set forth below regarding Titanic Ventures Limited Partnership and George Tulloch is obtained from the Company's proxy statement for the August 9, 1999 Annual Meeting, which was prepared by Mr. Tulloch and Mr. Carlin. The information regarding all other shareholders is obtained from the Schedule 13D filed on November 26, 1999. This table excludes security ownership of Mr. Tulloch, Mr. Carlin, Mr. Hothorn and Mr. Nargeolet because these individuals are no longer considered directors of the Company based upon their prior removal through action by written consent. See the Company's proxy statement for the August 9, 1999 Annual Meeting for information regarding these individuals stock ownership.

                                                                  Amount
Name and Address of                                            Beneficially      Common Stock
Beneficial Owner                                   Class           Owned          Percentage
-------------------                                ------      ------------      ------------
Titanic Ventures Limited Partnership (1)(2)(3)     Common       5,721,667             35.3
204 Old Post Road
Southport, CT 06490

G. Michael Harris (4)(7)(8)                        Common         125,000               .8
16 Winston Drive
Belleair, FL 34616

Arnie Geller (5)                                   Common       2,502,007(5)          15.5
720 Spring Street, N.W.
Atlanta, GA 30308

Stephen Pennac                                     Common           --                 --
c/o RMS Titanic, Inc.
17 Battery Place
New York, NY

Joe Marsh (6)(8)                                   Common       1,740,979             10.8
c/o RMS Titanic, Inc.
17 Battery Place
New York, NY 10004

TAG Acquisition, LLC (7)(8)                        Common       1,634,384             10.1
c/o G. Michael Harris
16 Winston Drive
Belleair, FL 34616

Stephen Sybesma (7)(8)                             Common         900,000              5.6
c/o RMS Titanic, Inc.
17 Battery Place
New York, NY 10004

All Officers and Directors as a Group              Common       4,136,391             25.5
   (3 persons)

(1) George Tulloch is the President and sole shareholder of Oceanic Research and Exploration Limited ("ORE"), a Delaware corporation, which serves as the General Partner of Titanic Ventures Limited Partnership ("TVLP"); William Gasparrini is a limited partner of TVLP. The General Partner of TVLP has the right to vote the shares of the Company without the consent of the Limited Partners of TVLP, and may dispose of the shares of the Company upon the consent of the Limited Partners of TVLP.

(2) Represents shares over which TVLP and Mr. Tulloch, as President of ORE, exercise voting control, and includes 1,052,112 shares that ORE has distributed to certain limited partners of TVLP, representing their respective interest in shares of the Company owned by TVLP (the "Distribution Shares"); also includes 87,388 shares which have been retained for the payment of the pro-rata shares of TVLP's expenses allocable to the limited partners who received the Distribution Shares. The Distribution Shares are subject to a written proxy granting Mr. Tulloch the right to vote such shares until June 17, 1999, with such proxies to terminate upon the public market sale of such shares. As adjusted for distribution of the Distribution Shares, TVLP has the power to dispose of 4,582,167 shares of the Company, representing 28.3% of the outstanding Common Stock of the Company. By letter agreement dated June 12, 1996 Mr. Tulloch had previously agreed, subject to the fulfillment of certain conditions, to distribute eighty (80%) percent of each limited partner's interest in the shares of the Company owned by TVLP, subject to the execution of proxies by the limited partners granting to the General Partner voting power over such shares until May 31, 1997, with such proxies to terminate upon the public market sale of such shares. Mr. Tulloch and the General Partner believe that such letter agreement is not enforceable on the basis of a number of grounds, including but not limited to fraudulent inducement, repudiation and the absence of consideration, and accordingly will not distribute shares of the Company owned by TVLP to the limited partners of TVLP in accordance with the terms thereof. Mr. Gasparrini claims that such June 12, 1996 letter agreement is valid and enforceable, and has also claimed that a certain document dated April 21, 1995, pursuant to which Mr. Tulloch allegedly agreed to distribute each limited partner's interest in the shares of the Company owned by TVLP and immediately granted each limited partner the right to vote the shares of the Company's Common Stock owned by TVLP in proportion to their partnership interests, is enforceable. Mr. Gasparrini has commenced legal proceedings against Mr. Tulloch, ORE and TVLP in the Superior Court of Connecticut, Judicial District of Stamford/Norwalk in order to enforce his rights under the June 12, 1996 letter agreement and the purported April 21, 1995 agreement. Settlement discussions with respect to such litigation are ongoing, and, if successfully consummated, it is likely that TVLP will distribute the balance of all of its shares in the Company to the limited partners of TVLP. In the event that such settlement discussions are not successful, Mr. Tulloch, on behalf of ORE and TVLP, believes that there are meritorious defenses to Mr. Gasparrini's claims and intends to defend their position vigorously.

(3) In the event that TVLP distributes the balance of its shares in the Company to the limited partners (see footnote 2 above) or Mr. Gasparrini successfully enforces the alleged obligation of ORE to distribute the shares pursuant to the June 12, 1996 letter agreement or the purported April 21, 1995 agreement, as referenced in footnote (2), Mr. Gasparrini will receive distribution of a maximum of 1,912,288 shares of the Company owned by TVLP (as may be decreased for payment of TVLP's liabilities), and Mr. Tulloch, through his ownership of ORE, will receive distribution of a maximum of 511,152 shares of the Company owned by TVLP (as may be decreased for payment of TVLP's liabilities). In the event of the distribution of such TVLP shares, Mr. Gasparrini would have the power to vote and dispose of a maximum of 24.4% of the outstanding Common Stock of the Company, Mr. Tulloch, through his ownership of ORE and exclusive of the shares he individually owns, would have the right to vote a maximum of 9.7% of the outstanding Common Stock of the Company (including the Distribution Shares), and Mr. Tulloch would have the right to dispose of a maximum of 3.2% of the Company.

(4) Mr. Harris owns 125,000 of his shares in a tenants by the entireties account with his wife.

(5) Mr. Geller personally owns 1,450,000 shares and holds voting proxies for 1,052,007 shares from the following individuals or entities:

               Financial Group of Kuwait                    488,007
               Fairline Limited                             200,000
               John Hill                                     80,000
               Shirley Hill                                  25,000
               James Hill                                    25,000
               Anne Hill                                    234,000
                                                          ---------

                                    Total                 1,052,007
                                                          =========

(6) Mr. Marsh acquired approximately 883,950 shares in open market purchases as reported in his Schedule 13D filed on or about October 21, 1999. Since that date, Mr. Marsh has acquired approximately 827,029 shares in private transactions. In addition, Mr. Marsh has the beneficial ownership rights to 1,534,384 shares of Common Stock acquired by TAG Acquisition, LLC ("TAG") from Gasparrini, et al when such shares are distributed by TAG. Mr. Marsh is also the holder of a voting proxy for 30,000 shares from J. P. Utsick.

(7) TAG Acquisition, LLC ("TAG") acquired 1,634,384 shares of Common Stock from William S. Gasparrini, et al on November 16, 1999. TAG is managed and owned by Mr. Harris.


(8) On November 16, 1999, TAG acquired a total of 1,634,384 shares of Common Stock from William S. Gasparrini, individually and on behalf of certain affiliated entities, for $3.00 a share. These shares are subject to a voting proxy granted to Jon Thompson, which expired December 25, 1999. The funds for the purchase of these shares by TAG were provided by Joe Marsh and Steven Sybesma. There is an oral understanding that Mr. Harris will cause TAG to distribute 1,534,384 shares to Mr. Marsh and 100,000 shares to Mr. Sybesma such that all of the Gasparrini shares acquired by TAG will ultimately be owned by Mr. Marsh and Mr. Sybesma.

        Other than as set forth above, the Company is not aware of any other stockholders who beneficially own, individually or as a group, 5% or more of the outstanding shares of Common Stock.

        IV. REMOVAL OF GEORGE H. TULLOCH, ALLAN G. CARLIN, KURT HOTHORN, PAUL-HENRY NARGEOLET AS DIRECTORS - PROPOSALS 1 THROUGH 4.

        Proposals 1 through 4 request that stockholders ratify and approve the removal of Mr. Tulloch, Mr. Carlin, Mr. Hothorn and Mr. Nargeolet as directors. These individuals were previously removed through an action by written consent of persons entitled to vote a majority of the Company's outstanding shares of common stock effective November 26, 1999. These proposals seek to ratify and reconfirm the actions taken by persons entitled to vote a majority of the Company's outstanding common stock. Article III, Section 4 of the Company's bylaws provide that any or all of the directors may be removed with or without cause by a vote of a majority of all the shares outstanding and entitled to vote at a special meeting of shareholders called for that purpose. Florida Statute
Section 607.0808 provides that shareholders may remove one or more directors with or without cause unless the Articles of Incorporation provide that directors may be removed only for cause. The Company's Articles of Incorporation do not contain any such restriction. Mr. Geller and Mr. Harris recommend that shareholders vote for each of proposals 1, 2, 3 and 4 to remove Mr. Tulloch, Mr. Carlin, Mr. Hothorn and Mr. Nargeolet, respectively, as directors of the Company. If these proposals are approved and Mr. Pennac is elected, the Board of Directors will consist of Arnie Geller, G. Michael Harris and Stephen Pennac. The removal of Mr. Tulloch, Mr. Carlin, Mr. Hothorn and Mr. Nargeolet creates vacancies on the Board, which could be filled by a majority of the remaining Board of Directors. Mr. Harris and Mr. Geller have indicated they have no current plans or arrangements to fill the vacancies to created by the removal of these directors, other than the appointment of Stephen Pennac as a director until the next succeeding Annual Meeting or Special Stockholder Meeting called for the purpose of electing directors.

                V. ELECTION OF DIRECTORS - PROPOSALS 5 THROUGH 7

        The Bylaws of the Company provide that its Board of Directors shall consist of at least one director, as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board of Directors recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy as it deems advisable to do so. The Board is currently comprised of two members, Mr. Geller and Mr. Harris.

        Each director will be elected to serve a one-year term expiring upon occurrence of the next annual meeting of shareholders and the election and qualification there of his successor.

        Unless authority is withheld as to a particular nominee or as to all such nominees, the shares represented by the Board of Directors' proxies properly executed and timely received will be voted for the election of directors of the three nominees named below. If any nominee shall cease to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board of Directors and for the remaining nominees so listed. The Board has no reason to believe that any nominee will be unavailable to serve if elected. Certain information with respect to each nominee is hereafter set forth:

        The directors, their ages and the year each person became a director of the Company are shown below:


                                            COMPANY                              DIRECTOR
        NAME                        AGE     POSITION HELD                         SINCE
        ----                        ---     -------------                        --------
        Arnie Geller                59      Director, Chief Executive Officer   May 26, 1999
                                            and President

        G. Michael Harris           35      Executive Vice President,           May 26, 1999
                                            Chief Operating Officer,
                                            Secretary and Director

        Stephen Pennac              --      Director                            [Nominee]

        All directors hold office until the next annual meeting of the Company's shareholders and until their successors are fully elected and qualified. Executive officers are appointed annually by the Board of Directors and serve at the discretion of the Board.

        Arnie Geller served as President and as a director of the Company from May 1993 to May 1995, and has served as a director of the Company since May 26, 1999. Prior to 1993, Mr. Geller had principally been engaged in various executive capacities in the record industry for approximately 27 years. Mr. Geller is presently a self-employed corporate consultant.

        G. Michael Harris is a promoter and agent of entertainment programs and events, and is the principal of Worldwide Licensing and Merchandising, Inc., a privately-held company involved in the presentation of an exhibition having a Titanic theme in Orlando, Florida with a subsidiary of SFX Entertainment and a third-party. Mr. Harris has served as a director of the company since May 26, 1999.

        Stephen Pennac is a conservator-restorer and has been responsible for the conservation and restoration aspects of the Titanic collection since 1987. Mr. Pennac is also President of ECCO, European Confederation of Conservator/Restorer Organizations, and Vice President of the FFCR, Federation Francaise des Conservateur-Restaurateurs. He is chair of the subcommittee on professional issues at the ICOM CC board (International Council of Museum, Conservation Committee).

        No family relationship exists between or among any of the directors and executive officers of the Company. Except as disclosed above, none of the executive officers or directors are directors of any other company having a class of equity securities registered under or required to file periodic reports pursuant to the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

        Pursuant to an action by written consent of persons entitled to vote a majority of the outstanding shares of the Company's Common Stock, Messrs. Tulloch, Carlin, Hothorn and Nargeolet were removed as directors and officers of the Company, effective November 26, 1999.

COMMITTEES

        At the present time, the Company has no nominating, executive, or compensation committees. The Board of Directors held three (3) meetings in the fiscal year ended February 28, 1999, and acted on unanimous consent on one (1) occasion.

DIRECTOR COMPENSATION

        The Company does not have any arrangements for compensating directors for services rendered as a director. No compensation has been paid to any individual for services rendered as a director.

                           VI. EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION TABLE

        The following table sets forth a summary of compensation paid or accrued to the prior executive officers of the Company for the fiscal years ended February 29, 1997, February 28, 1998 and February 28, 1999. This information is obtained from the proxy statement prepared by Messrs. Carlin and Tulloch relating to the August 9, 1999 Annual Meeting of Stockholders.


                                                                                Long-Term
                                                                              Compensation
                                                                        -------------------------
                                                                                       Common
Name                                                                                   Shares
And                                                                     Other          Subject to
Principal                      Year                                     Annual         Options
Position                       Ended February 28th (29th)    Salary     Compensation   Granted
---------                      --------------------------   --------    ------------  -----------
George Tulloch                           1999               $120,000         -0-          -0-
Former President and Former              1998               $120,000         -0-          -0-
Chief Financial Officer;                 1997               $120,000         -0-          -0-
Former Executive Director
of Corporate Public
Relations

---------------

        The foregoing compensation accrued for Mr. Tulloch is based upon an annual salary of $120,000. The proxy statement relating to the August 9, 1999 Annual Meeting of Stockholders disclosed that the Company approved five year employment agreements for George Tulloch and Allan H. Carlin, and that each of them would be paid a base salary of $300,000 per year, effective April 1, 1999, with such agreements to contain additional provisions to be negotiated in the near future. Mr. Geller and Mr. Harris take the position that the Board of Directors never ratified the final terms and conditions of such agreements and that Mr. Tulloch and Mr. Carlin are not entitled to any compensation pursuant to any agreements. To Mr. Geller's and Mrs. Harris' knowledge, no written agreement was ever entered into between the Company and Mr. Tulloch and Mr. Carlin.

STOCK OPTIONS

        No stock options were granted to the executive officers of the Company during the fiscal year ended February 28, 1999. The proxy statement for the Annual Meeting of Stockholders held on August 9, 1999, discloses that Mr. Carlin was paid compensation of $215,000 for services rendered as general counsel to the Company during the fiscal year ended February 28, 1999. This amount was in addition to Mr. Carlin's salary.

In addition, such proxy statement also discloses that during the fiscal year ended February 28, 1999, the Company extended until April 6, 2004, options granted to Mr. Carlin to purchase 500,000 shares of the Company's Common Stock at an exercise price of $1.25, which options were scheduled to expire on April 6, 1999. Mr. Harris and Mr. Geller disagree with these statements and take the position that these options are null and void because the Board of Directors did not extend the expiration date of these options.

OPTION EXERCISES AND HOLDINGS

        None of the executive officers of the Company exercised any stock options during the fiscal year ended February 28, 1999.

COMPENSATION OF DIRECTORS

        The Company does not have any arrangements for compensating directors for services rendered as a director. No compensation has been paid to any individual for services rendered as a director.

              VII. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Subsequent to the year ended February 28, 1999, the Company entered into an agreement with a subsidiary of SFX Entertainment, Inc., pursuant to which, among other things, the Company licensed SFX the worldwide rights to exhibit the Company's Titanic artifacts for a minimum of one year, commencing September 14, 1999 (the "License Agreement"). The agreement with SFX provides that the Company shall have the right to receive twenty (20%) of the net profits from a Titanic themed exhibition in Orlando, Florida which SFX is presenting with third-parties. G. Michael Harris, a director and officer of the Company, is a principal of one of the third-parties involved in such Orlando exhibition.

        The Company loaned its former President, George Tulloch, the sum of $72,367, as evidenced by a promissory note dated January 5, 1999, bearing interest at the rate of 8% per annum and payable in full not later than February 29,2000. Such loan is secured by alleged accruals for past salary owed by the Company to Mr. Tulloch amounting to approximately $700,000 as of February 28, 1999. The statements set forth in this paragraph are obtained from the August 9, 1999 Proxy Statement prepared by Mr. Carlin and Mr. Tulloch. Mr. Harris and Mr. Geller are currently investigating the background and documentation of this transaction for proper dating of documents and corporate approvals.

                              VIII. ANNUAL REPORT

        The Company's Annual Report to Stockholders for the fiscal year ended February 28, 1999, including financial statements and the opinion of Goldstein Golub Kessler LLP thereon, and the Form 10-Q for quarter ended November 30, 1999, is being mailed herewith to each of the Company's stockholders of record at the close of business January ____, 2000.

                         IX. PROPOSALS OF STOCKHOLDERS

        Proposals of stockholders intended to be presented at the next annual meeting of the Company must be received by the Company at its principal executive offices by March 22, 2000 for inclusion in the Company's proxy statement and form of proxy relating to that meeting and must comply with the applicable requirements of the federal securities laws.

                                X. VOTE REQUIRED

        Article III, Section 4 of the Company's bylaws provide that any or all of the directors may be removed with or without cause by a vote of a majority of all the shares outstanding and entitled to vote at a special meeting of shareholders called for that purpose.

        For other matters, including the election of directors, the affirmative vote of a majority of the shares present at the meeting, either in person or by valid proxy is required. In no event will a quorum consist of less than one-third (1/3) of the shareholders entitled to vote at the meeting.

                               XI. OTHER MATTERS

        The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than that shown above. However, if any such other business should come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies with respect to any such business in accordance with their best judgment.

                         XII. SOLICITATION INFORMATION

        The entire expense of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy and the cost of soliciting proxies shall be borne by the Company. Mr. Geller and Mr. Harris presently estimate that the total expenditures relating to this solicitation will be approximately $________. To date, the Company has paid $_____ with respect to this proxy solicitation. In the event Mr. Geller or Mr. Harris are required to pay any costs or expenses in connection with this solicitation, they intend to seek reimbursement from the Company for such costs and expenses.

        Proxies may be solicited by Mr. Geller or Mr. Harris, by mail, telephone, telegram and personal solicitation. Mr. Geller or Mr. Harris will be paid no compensation for this solicitation. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward proxy solicitation materials to their customers and the Company will reimburse them for their reasonable out-of-pocket expenses.

        The Company may solicit proxies otherwise than by use of the mail, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain Proxies. The Company will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain Proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

        The proxy may be revoked at any time before it is exercised by submission of a later dated proxy, by written notice or such revocation to any of the proxy holders named therein or to the Company or by voting in person at the special meeting.

        Each holder of shares of common stock at the record date shall be entitled to one vote for every share of such stock standing in his name on the record date. Shareholders may have their shares included in the votes at the special meeting by appearing in person, through another party by an attorney in fact or by proxy. Abstention votes shall be included in the determination of quorum requirements and counted as no or against votes for each proposal. Broker non-votes will not be included for purposes of determining the quorum or approval requirements.

        The following table sets forth all purchases and sales of Common Stock by Mr. Harris and Mr. Geller since January 1, 1998.


                                   MR. HARRIS

                                              Number of Shares
                 Date                         Purchased (Sold)(1)
                 ----                         -------------------
                 December, 1996                      125,000


                                   MR. GELLER

                                              Number of Shares
                 Date                         Purchased (Sold)(2)
                 ----                         -------------------
                 1993                              1,450,000

(1) Represents shares issued to Mr. Harris in connection with a Stipulated Judgment dated December 10, 1996. These shares are held by tenants in the entireties with his wife.
(2) Represents shares issued to Mr. Geller for past services.

                        ATTENTION: "STREET-NAME" HOLDERS

        If your shares are held in the name of a brokerage firm or bank nominee, only they can execute a proxy on your behalf. Please sign and return the enclosed white proxy in the envelope that has been provided to you. To be certain that your shares are voted, contact the person responsible for your account and instruct him or her to execute a white proxy card on your behalf.

        If you need assistance in voting your shares, please call our proxy solicitor, The Carter Organization, Inc., at (___) ___-_____; in New York State call collect (___) ___-____.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/
                                            ----------------------------------
                                                       Arnie Geller

                                        /s/
                                            ----------------------------------
                                                    G. Michael Harris

New York, New York
January ___, 2000

                              [Preliminary Copies]

                               RMS TITANIC, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                                REVOCABLE PROXY
                             _______________, 2000

        The undersigned hereby appoints ARNIE GELLER and G. MICHAEL HARRIS and each of them with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of the Common Stock of RMS TITANIC, INC., a Florida corporation (the "Corporation"), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Corporation to be held at ____________________________ Clearwater, Florida, at 10:00 a.m. on
February ___, 2000, and at any and all adjournments thereof as follows:

        1. The removal of George H. Tulloch as a director.

                   FOR             AGAINST             ABSTAIN

                   [ ]               [ ]                 [ ]

        2. The removal of Allan C. Carlin as a director.

                   FOR             AGAINST             ABSTAIN

                   [ ]               [ ]                 [ ]

        3. The removal of Kurt Hothorn as a director.

                   FOR             AGAINST             ABSTAIN

                   [ ]               [ ]                 [ ]

        4. The removal of Paul-Henri Nargeolet as a director

                   FOR             AGAINST             ABSTAIN

                   [ ]               [ ]                 [ ]

        5. The election of Arnie Geller as a director.

                   FOR             AGAINST             ABSTAIN

                   [ ]               [ ]                 [ ]

        6. The election of G. Michael Harris as a director.

                   FOR             AGAINST             ABSTAIN

                   [ ]               [ ]                 [ ]

        7. The election of Stephen Pennac as a director.

                   FOR             AGAINST             ABSTAIN

                   [ ]               [ ]                 [ ]

        Mr. Harris and Mr. Geller as the directors of the Corporation recommend a vote FOR each of the above items.

        THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE ABOVE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof, and after notification of such attendance at the Special Meeting of the Stockholder's decision to terminate this proxy, then the power of said attorney and proxy shall be deemed terminated and shall be of no further force and effect.

        The undersigned acknowledges receipt from the Corporation, prior to the execution of this Proxy, Notice of the Special Meeting and a Proxy Statement dated January ___, 2000.


____________________________________       _____________________________________
Signature                                  Signature

____________________________________       _____________________________________
Print Name                                 Print Name

______________________________, 2000
Date of Proxy

Please sign exactly as your name appears on the envelope in which this Proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Please remember to date your proxy.

--------------------------------------------------------------------------------

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------




                                       2